Exhibit 99.1

NEWS RELEASE

Dec. 19, 2006	MEDIA CONTACTS:
	Duke Energy Mark Craft	704/382-7364
	Spectra Energy Gretchen Krueger	713/627-4072
	24-Hour:	704/382-8333

ANALYST CONTACTS:
	Duke Energy Sean Trauschke	980/373-7905
	Spectra Energy John Arensdorf	704/382-5087

Duke Energy and Spectra Energy Announce Changes in Boards of

Directors in Anticipation of January Gas Business Spinoff

•	Spectra Energy Announces New Board of Directors

•	Jim Rogers Elected Chairman of the Board of Duke Energy

CHARLOTTE, N.C. – Spectra Energy today announced its new board of directors, including the election of two new members and the previously announced five members of the Duke Energy board of directors.

Duke Energy also announced that James E. Rogers, currently president and chief executive officer of Duke Energy, was elected to replace Paul M. Anderson as chairman of the Duke Energy board. Anderson is resigning to become chairman of the board of Spectra Energy.

The elections and resignations will be effective on the distribution date for the spinoff of Duke Energy’s natural gas businesses into the stand-alone, publicly traded Spectra Energy Corp. (NYSE: SE), currently targeted for Jan. 2, 2007.

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Elected to the Spectra Energy board today as independent directors were Austin A. Adams and Peter B. Hamilton. Adams retired earlier this year from J.P. Morgan Chase & Co., where he was chief information officer. Hamilton is currently vice chairman and president, Boat Division at Brunswick Corporation. The election of Adams and Hamilton to join the Spectra Energy board is also effective on the distribution date of the spinoff.

“These individuals bring a fresh perspective, varied experience and different expertise to the new company,” Anderson said. “We are pleased they have agreed to join the Spectra Energy board.”

In addition to Anderson, current Duke Energy board members who will be leaving to join the Spectra Energy board are: Roger Agnelli, William T. Esrey, Dennis R. Hendrix and Michael E.J. Phelps.

Previously elected members to the Spectra Energy board also include Fred J. Fowler, who will become Spectra Energy president and chief executive officer, and Martha B. Wyrsch, who will become president and chief executive officer of Spectra Energy Transmission.

With the two new additions, the Spectra Energy board will have nine members once it becomes a stand-alone, publicly traded company. Additional board members are expected to be named during the first quarter 2007.

“The combination of experienced Duke Energy directors, Spectra Energy senior management and the two new independent board members named today, will give the Spectra Energy board a comprehensive and diverse set of perspectives,” Anderson said. “We are building a strong board to ensure a smooth launch of this new company that will help to create value for our shareholders.”

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The Duke Energy board will have 10 members. In addition to Rogers, the other nine directors remaining with the Duke Energy board are: William (Bill) Barnet III, G. Alex Bernhardt Sr., Michael G. Browning, Phillip R. Cox, Ann M. Gray, James H. Hance Jr., James T. Rhodes, Mary L. Schapiro and Dudley S. Taft. Additional board members are expected to be named next year.

“We are pleased with the quality of talent and experience we’ve been able to assemble for both boards,” Rogers said. “I look forward to working with the Duke Energy board to maintain the company’s position as an industry leader.”

Spectra Energy Corp, created from the separation of Duke Energy’s natural gas businesses, is expected to be North America’s premier pure-play natural gas midstream company that will serve three key links in the natural gas value chain: gathering and processing, transmission and storage, and distribution. For close to a century, Spectra Energy and its predecessor companies have developed critically important pipelines and related energy infrastructure that connects natural gas supply sources to premium markets.

Based in Houston, Texas, the company operates in the United States and Canada approximately 17,500 miles of transmission pipeline, 250 billion cubic feet of storage, natural gas gathering and processing, natural gas liquids operations and local distribution assets. Spectra Energy also has a 50 percent ownership in Duke Energy Field Services (to be called DCP Midstream), one of the largest natural gas gatherers and processors in the United States.

Spectra Energy shares currently are traded in the when-issued market under the listing symbol SE-WI. Effective Jan. 2, 2007, the shares are expected to trade on the New York Stock Exchange under the listing symbol SE.

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Duke Energy is a diversified energy company with a portfolio of natural gas and electric businesses, both regulated and unregulated, and an affiliated real estate company. Duke Energy supplies, delivers and processes energy for customers in the Americas. Headquartered in Charlotte, N.C., Duke Energy is a Fortune 500 company traded on the New York Stock Exchange under the symbol DUK. More information about the company is available on the Internet at: http://www.duke-energy.com.

Forward-looking statements

This release includes statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. One can typically identify forward-looking statements by the use of forward-looking words such as: may, will, could, project, believe, expect, estimate, continue, potential, plan, forecast and other similar words. Those statements represent Duke Energy’s intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors, many of which are outside Duke Energy’s control and could cause actual results to differ materially from the results expressed or implied by those forward-looking statements. Those factors include: state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, have an impact on rate structures, and affect the speed at and degree to which competition enters the electric and natural gas industries; the outcomes of litigation and regulatory investigations, proceedings or inquiries; industrial, commercial and residential growth in Duke Energy’s service territories; additional competition in electric or gas markets and continued industry consolidation; the influence of weather and other natural phenomena on company operations, including the economic, operational and other effects of hurricanes, ice storms, tornados or other natural phenomena; the timing and extent of changes in commodity prices, interest rates and foreign currency

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exchange rates; general economic conditions, including any potential effects arising from terrorist attacks and any consequential hostilities; changes in environmental and other laws and regulations to which Duke Energy and its subsidiaries are subject; the results of financing efforts, including Duke Energy’s ability to obtain financing on favorable terms, which can be affected by various factors, including Duke Energy’s credit ratings and general economic conditions; declines in the market prices of equity securities and resultant cash funding requirements for Duke Energy’s defined benefit pension plans; the level of creditworthiness of counterparties to Duke Energy’s transactions; the amount of collateral required to be posted from time to time in Duke Energy’s transactions; growth in opportunities for Duke Energy’s business units, including the timing and success of efforts to develop domestic and international power, pipeline, gathering, liquefied natural gas, processing and other projects; the performance of electric generation, pipeline and gas processing facilities; the extent of success in connecting natural gas supplies to gathering and processing systems and in connecting and expanding gas and electric markets; the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; conditions of the capital markets and equity markets during the periods covered by the forward-looking statements; the ability to successfully complete merger, acquisition or divestiture plans, including the prices in which Duke Energy is able to sell assets; regulatory or other limitations imposed as a result of a merger, acquisition or divestiture; and the success of the business following a merger, acquisition or divestiture.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than Duke Energy has described. Duke Energy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Information contained in this release is unaudited, and is subject to change.

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